9. INCOME TAXES (Details) - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Income Taxes Details
Expected income tax recovery	$ (139,800)	$ (40,000)
Adjustment for non-deductible stock compensation	32,700	0
Estimated decrease in expected tax recovery resulting from Section 382 net operating loss limitations after change in control	296,400	0
Increase (decrease) in valuation allowance	(189,300)	40,000
Total	$ 0	$ 0